UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 7, 2005

                                   ARGAN, INC.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                         001-31756               13-1947195
(State or Other Jurisdiction            (Commission            (IRS Employer
      of Incorporation)                  File Number)        Identification No.)

         One Church Street, Suite 302, Rockville, MD                20850
            (Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code: (301) 315-0027

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Agreement.

      The information described below under Item 2.03 with regard to the Credit Facility (as defined below) is hereby incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      In August 2003, Argan, Inc., a Delaware corporation (together with its affiliated entities, the "Company"), entered into a financing arrangement (the "Credit Facility") with Bank of America, N.A. (the "Bank") aggregating $2,950,000 in available financing in two facilities - a revolving line of credit with $1,750,000 in availability, having an initial expiration date of July 31, 2004 and bearing interest at LIBOR plus 2.75% (the "Revolving Loan"), and a three year term note with an original outstanding balance of $1,200,000, expiring July 31, 2006 and bearing interest at LIBOR plus 2.95% (the "Term Loan").

      In August 2004, the Company and the Bank amended the Credit Facility. Under the amended documents, the Revolving Loan was increased to $3,500,000, bearing interest at a rate of LIBOR plus 3.25% with interest to be paid monthly and with a maturity date of May 31, 2005. Under the Revolving Loan, borrowing is limited based upon eligible accounts receivable and eligible inventory. The Term Loan was amended to bear interest at an increased rate of LIBOR plus 3.45%, with interest payable monthly and with a maturity date of July 31, 2006. In addition, the Credit Facility is secured by substantially all of the Company's assets. The Credit Facility contains certain affirmative and negative covenants including: requiring the ratio of funded debt to EBITDA to not exceed 2.5 to 1, requiring a fixed charge coverage ratio of not less than 1.25 to 1 and requiring the Bank's consent for acquisitions and divestitures. Finally, the Bank may accelerate the entire amount due under the Credit Facility in an event of default.

      On April 8, 2005, the Company and the Bank further amended the Credit Facility by entering into a Second Amended and Restated Revolving Credit Note dated April 8, 2005 and a Fourth Amendment to Financing and Security Agreement dated April 8, 2005 (collectively, the "Amended Credit Facility"). Under the Amended Credit Facility, the expiration date for the Revolving Loan was extended to May 31, 2006, and the line of credit was increased to $4,250,000. In addition, the Bank waived the Company's non-compliance with the financial covenants described above and released its lien on a certain $300,000 certificate of deposit previously pledged by the Company as collateral security for the Company's obligations under the Credit Facility.

      On November 7, 2005, the Company and the Bank further modified the Amended Credit Facility by entering into a Fifth Amendment to Financing and Security Agreement dated November 7, 2005 (the "Fifth Amendment"). Under the Fifth Amendment, the Bank waived the Company's non-compliance with certain financial covenants described above, and the parties modified certain definitions contained in the Amended Credit Facility to account for (i) an investment made by MSR I SBIC, L.P. in the Company on January 28, 2005 and (ii) an agreement entered into with Kevin Thomas on January 28, 2005 with respect to debt subordination and related concessions given to Mr. Thomas.

Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits.

      Exhibit No.       Description
      -----------       -----------

      10.1 Financing and Security Agreement dated as of August 19, 2003 by and among Puroflow Incorporated, Southern Maryland Cable, Inc. and Bank of America, N.A. (Incorporated by reference to Exhibit 10.7 to the Company's Form 10-QSB filed with the Securities and Exchange Commission on December 15, 2003)

      10.2 Fourth Amendment to Financing and Security Agreement dated as of April 8, 2005 by and among Argan, Inc., Southern Maryland Cable, Inc., Vitarich Laboratories, Inc. and Bank of America, N.A. (Incorporated by reference to Exhibit 10.12 to the Company's Form 8-K filed with the Securities and Exchange Commission on April 14, 2005)

      10.3 Second Amended and Restated Revolving Credit Note dated as of April 8, 2005 by and among Argan, Inc., Southern Maryland Cable, Inc., Vitarich Laboratories, Inc. and Bank of America, N.A. (Incorporated by reference to Exhibit 10.13 to the Company's Form 8-K filed with the Securities and Exchange Commission on April 14, 2005)

      10.4 Fifth Amendment to Financing and Security Agreement dated as of November 7, 2005 by and among Argan, Inc., Southern Maryland Cable, Inc., Vitarich Laboratories, Inc. and Bank of America, N.A.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ARGAN, INC.

Date: November 8, 2005                             By:  /s/ Rainer Bosselmann
                                                       -------------------------
                                                       Rainer Bosselmann
                                                       Chairman of the Board and
                                                       Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
10.1              Financing and Security Agreement dated as of August 19, 2003 among Puroflow Incorporated, Southern Maryland Cable, Inc. and
                  Bank of America, N.A. (Incorporated by reference to Exhibit
                  10.7 to the Company's Form 10-QSB filed with the Securities and Exchange Commission on December 15, 2003)

10.2 Fourth Amendment to Financing and Security Agreement dated as of April 8, 2005 among Argan, Inc., Southern Maryland Cable, Inc., Vitarich Laboratories, Inc. and Bank of America, N.A. (Incorporated by reference to Exhibit 10.12 to the Company's Form 8-K filed with the Securities and Exchange Commission on April 14, 2005)

10.3 Second Amended and Restated Revolving Credit Note dated as of April 8, 2005 among Argan, Inc., Southern Maryland Cable, Inc., Vitarich Laboratories, Inc. and Bank of America, N.A. (Incorporated by reference to Exhibit 10.13 to the Company's Form 8-K filed with the Securities and Exchange Commission on April 14, 2005)

10.4 Fifth Amendment to Financing and Security Agreement dated as of November 7, 2005 among Argan, Inc., Southern Maryland Cable, Inc., Vitarich Laboratories, Inc. and Bank of America, N.A.